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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 24, 2002



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



         Delaware                       0-20570                59-2712887
(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                       Number)             Identification No.)



              152 West 57th Street, New York, NY                        10019
           (Address of principal executive offices)                   (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 24, 2002, the Registrant issued a press release announcing its results for the quarter ended September 30, 2002. The full text of this press release, appearing in Exhibit 99.1 hereto, and forward-looking financial information, appearing in Exhibit 99.2 hereto, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

   99.1   Press Release of USA Interactive dated October 24, 2002.
   99.2   Forward-Looking Financial Information.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   USA NETWORKS, INC.


                                   By:    /s/  Julius Genachowski
                                          ---------------------------------
                                   Name:  Julius Genachowski
                                   Title: Executive Vice President and
                                          General Counsel

         Date: October 24, 2002




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                                  EXHIBIT INDEX

Exhibit No.                            Description

  99.1          Press Release of USA Interactive dated October 24, 2002.

  99.2          Forward-Looking Financial Information.